SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 12, 2002
                                                       ---------------


                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
                                                           ---------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued June 12, 2002.


Item 9.    Regulation FD Disclosure.
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CoreComm Limited and its formerly wholly-owned subsidiary CoreComm Holdco, Inc.
announced today the extension of the expiration date of the registered public exchange offers by CoreComm Holdco until 5 pm, New York City time, on June 21, 2002, unless CoreComm Holdco terminates the exchange offer or extends the expiration date.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORECOMM LIMITED
                                     (Registrant)

                                     By: /s/ Michael A. Peterson
                                        ----------------------------------
                                     Name:  Michael A. Peterson
                                     Title: Executive Vice President,
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: June 13, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued June 12, 2002

                                                                    Exhibit 99.1
CORECOMM LOGO

FOR IMMEDIATE RELEASE

                  CORECOMM LIMITED AND CORECOMM HOLDCO ANNOUNCE
                EXTENSION OF EXPIRATION DATE FOR EXCHANGE OFFERS

         New York, New York (June 12, 2002) - CoreComm Limited (Nasdaq: COMM) and its formerly wholly-owned subsidiary CoreComm Holdco, Inc. announced today the extension of the expiration date of the registered public exchange offers by CoreComm Holdco until 5:00 P.M., New York City time, on June 21, 2002, unless CoreComm Holdco terminates the exchange offers or extends the expiration date. The exchange offers were previously scheduled to expire at midnight, New York City time, on June 12, 2002. CoreComm Holdco is extending the registered public exchange offers because it is still in the process of addressing comments received from the Securities and Exchange Commission with respect to the Form S-4 previously filed in connection with the exchange offers.

         In the exchange offers, the holders of CoreComm Limited securities are being asked to tender: (1) each share of CoreComm Limited common stock they hold for 1/38.9 of a share of common stock of CoreComm Holdco (subject to rounding); and (2) each $1,000 aggregate principal amount of CoreComm Limited's 6% Convertible Subordinated Notes they hold, for 9.1047 shares of common stock of CoreComm Holdco (subject to rounding) and $30 in cash.

         Continental Stock Transfer & Trust Company, the depositary for the exchange offers, has advised CoreComm Holdco that 102,487,350 shares of CoreComm Limited common stock (approximately 73% of the outstanding shares) and $392,000 aggregate principal amount of CoreComm Limited's 6% Convertible Subordinated Notes (approximately 8% of the outstanding principal amount not held by CoreComm Holdco) have been tendered and not withdrawn as of 4:30 P.M., New York City time, on June 12, 2002, in response to the exchange offers. The exchange offers are subject to the terms and conditions set forth in the preliminary prospectus, dated May 15, 2002, and the related letters of transmittal, which constitute the exchange offers. Investors are encouraged to read the information regarding the exchange offers at the end of this release, which describes where you can get more information.

                                     *******

         The foregoing reference to the exchange offers shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of shares of common stock of CoreComm Holdco in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors and security holders are urged to read the following documents (including amendments that may be made to them), regarding the exchange offers because they contain important information:

         - CoreComm Holdco's preliminary prospectus, prospectus supplements and final prospectus;

         - CoreComm Holdco's registration statement on Form S-4, containing such documents and other information; and

         - CoreComm Holdco's Schedule TO.

         These documents and amendments and supplements to these documents have been and will continue to be filed, as they may be amended and supplemented, with the Securities and Exchange Commission. When these and other documents are filed with the SEC, they may be obtained free at the SEC's web site at www.sec.gov. You may also obtain for free each of these documents (when available) from CoreComm Holdco by directing your request to the number listed below.

         For further information regarding the exchange offers, including obtaining additional copies of the exchange offer materials, we encourage you to contact the information agent:

                        D.F. King & Co., Inc.
                        77 Water Street
                        New York, New York 10005
                        Banks and Brokers Call Collect: (212) 269-5550 All Others Call Toll Free: (800) 848-2998

For any other information contact:

  Winston Black, Director - Corporate Development at (212) 906-8485.